OTCQX: BBXT May 2017 Exhibit 99.1

LEO HINKLEY Managing Director Investor Relations BBX Capital Corp.

Forward Looking Statements: This presentation contains forward-looking statements which are made pursuant to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995 and are also forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All forecasts, projections, future plans or other statements, other than statements of historical fact, are forward-looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. Forward-looking statements are based largely on our expectations and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control. When considering forward-looking statements, the reader should keep in mind the risks, uncertainties and other cautionary statements made in this presentation. This presentation also contains information regarding the past performance of the Company, its subsidiaries and their respective investments and operations, and the reader should note that prior or current performance is not a guarantee or indication of future performance. Future results could differ materially as a result of a variety of risks and uncertainties. Some factors which may affect the accuracy of the forward-looking statements apply generally to the industries in which the Company operates, including the development, operation, management and investment in residential and commercial real estate, the resort development and vacation ownership industries in which Bluegreen operates, the home improvement industry in which Renin operates, and the sugar and confectionery industry in which BBX Sweet Holdings operates as well as the pizza franchise industry in which the Company has recently commenced activities. Risks and uncertainties include, without limitation, the risks and uncertainties affecting BBX Capital and its subsidiaries, and their respective results, operations, markets, products, services and business strategies, including risks associated with the ability to successfully implement currently anticipated plans and generate earnings, long term growth, and increased value; the performance of entities in which BBX Capital has made investments may not be profitable or perform as anticipated; BBX Capital is dependent upon dividends from its subsidiaries, principally Bluegreen, to fund its operations; BBX Capital’s subsidiaries may not be in a position to pay dividends, dividend payments may be subject to certain restrictions, including restrictions contained in debt instruments, and may be subject to declaration by such subsidiary’s board of directors or managers; the risks relating to acquisitions including acquisitions in diverse activities; risks relating to the monetization of BBX Capital’s legacy assets; The Company’s investment in Bluegreen Corporation exposes the Company to risks of Bluegreen’s business and its ability to pay dividends to BBX Capital, and risks inherent in the vacation ownership industry, including the risk that Bluegreen’s marketing expenses will increase, the risk that Bluegreen may not be successful in increasing or expanding its capital-light business activities because of changes in economic conditions or otherwise, and that such fee-based service activities may not be profitable, each of which would have an adverse impact on its results of operations and financial condition; and the risk that the Bluegreen’s strategy to grow profitability and increase long-term value may not be realized as anticipated, if at all. In addition, with respect to BBX Capital’s Real Estate and Middle Market Division, the risks and uncertainties include risks relating to the real estate market and real estate development, the risk that joint venture partners may not fulfill their obligations and the projects may not be developed as anticipated or be profitable, and contractual commitments may not be completed on the terms provided or at all; risks relating to acquisitions of operating businesses, including integration risks, risks regarding achieving profitability, that new personnel will not be successful, foreign currency transaction risk, goodwill and other intangible impairment risks. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in the reports filed by BBX Capital with the SEC, including, without limitation, those described in the “Risk Factors” section of the companies’ respective Annual Reports on Form 10-K for the year ended December 31, 2016, and those described in the companies’ respective Quarterly Reports on Form 10-Q, filed with the SEC. We caution that the foregoing factors are not exclusive. We do not undertake, and specifically disclaim any obligation, to update or supplement any forward-looking statements whether as a result of changes in circumstances, new information, subsequent events or otherwise. 2

Our family of companies date back more than forty years and our management team has a long history of entrepreneurship. From 1972 through 2017, the activities and investments of BBX and its affiliates have included: Real Estate Acquisition and Management - $1 Billion+ Banking - 100 Branches, $6.5 Billion in Assets Commercial Real Estate Lending - $3 Billion+ Investment Banking & Brokerage - 1,000 Investment Professionals Homebuilding - Thousands of Homes Planned Community Development - 9,000 Acres Asian Themed Restaurants - 65 Locations Vacation Ownership – 66 in-network resorts, over 200,000 owners BBX Capital Corporation & Affiliates Activities and Investments 1972 - 2017 3

Past Activities Included: BBX Capital Corporation & Affiliates 4

BBX Capital Corporation (OTCQX: BBXT), formerly BFC Financial Corporation, is a diversified holding company whose principal holding is Bluegreen Corporation. Additionally, through its Real Estate and Middle Market Divisions, BBX is involved in the acquisition, ownership and management of joint ventures and investments in real estate and real estate development projects, as well as acquisitions, investments and management of middle market operating businesses. BBX Capital Corporation 5 Bluegreen Corporation BBX Capital Real Estate BBX Capital Middle Market BBX Capital Ownership

As of March 31, 2017 Consolidated Assets: $1.4 billion Shareholders’ Equity: $477.9 million Market Capitalization $636.2 million Market Price Per Share: $6.49 As of May 10, 2017 Market Capitalization $714.1 million Market Price Per Share: $7.35 6 BBX Capital Corporation

Corporate Strategy BBX Capital Corporation BBX Capital’s goal is to build long-term shareholder value as opposed to focusing on quarterly or annual earnings. Since many of BBX Capital’s assets do not generate income on a regular or predictable basis, our objective continues to be long-term growth as measured by increases in book value and intrinsic value over time. 7

12/30/11 12/31/13 12/31/15 12/31/12 12/30/14 12/30/16 OTCQX: BBXT Price per share of Class A Common stock BBX Capital Corporation * The merger of BBX Capital into a subsidiary of BFC Financial Corporation was consummated on December 15, 2016 8 Historical results may not be indicative of future results 5/10/17

Bluegreen Corporation: Hospitality management and marketing, focused on the vacation ownership industry BBX Capital Real Estate: Real Estate Investment, Development and Management BBX Capital Middle Market Operations: Acquisitions, investments and management of middle market operating businesses Principal Operations and Investments 9 BBX Capital Corporation

Bluegreen Corporation A leading leisure and hospitality management and marketing company focused on the vacation ownership industry. 10

Founded in 1966, Bluegreen entered the timeshare space in 1994; today Bluegreen is one of the largest timeshare companies. Bluegreen was publicly-traded from 1985 – 2013 (Formerly NYSE: BXG) The Bluegreen platform supports three sources of revenues: Traditional vacation ownership Fee-based services (“FBS”) Resort Management, Finance Other participants in the vacation ownership industry include: Wyndham Vacation Ownership, Vistana Signature Experiences, Holiday Inn Club Vacations, Marriott Vacations Worldwide, Disney Vacation Club, Hilton Grand Vacations, Hyatt Residence Club, Interval Leisure Group and Diamond Resorts. Bluegreen Corporation 11

Network of “drive-to” vacation ownership resorts 66 in-network resorts (approx. 5,000 vacation club units) Over 200,000 vacation club owners Approx. 85% of owners live within a 4-hour drive of at least one resort Significant sales & marketing capabilities Customer acquisition and lead generation capabilities that generate approx. 275,000 tours annually Key marketing partnerships, including exclusive relationships with Bass Pro® & Choice Hotels® Substantial capital-light business model Strong fee-based services (“FBS”) platform Long-term cost-plus management services contracts at 47 resorts Recurring revenue from annual dues and the fees generated from the vacation club 12 Bluegreen Corporation

Bluegreen Vacation Club Resorts Located in North America 13

14 Bluegreen Sales Centers

Bluegreen Vacation Club Resorts The Fountains | Orlando, FL 15

16 Why Not Just Rent? Hotel Room vs. Timeshare Vacation Home Lifetime Budget Lifetime Budget Typical Hotel Room Typical 2 Bedroom Bluegreen Villa

La Cabana Beach Resort & Casino | Oranjestad, Aruba 17 Bluegreen Vacation Club Resorts

South Mountain | Lincoln, NH 18 Bluegreen Vacation Club Resorts

Mountain Loft Resort | Gatlinburg, TN 19 Bluegreen Vacation Club Resorts

The Cliffs™ at Long Creek | Ridgedale, MO 20 Bluegreen Vacation Club Resorts

Bluegreen Club 36TM | Las Vegas, NV 21 Bluegreen Vacation Club Resorts

Grande Villas at World Golf Village | St. Augustine, FL 22 Bluegreen Vacation Club Resorts

Bluegreen Wilderness ClubTM at Big Cedar | Ridgedale, MO 23 Bluegreen Vacation Club Resorts

The Club at Big Bear Village | Big Bear Lake, CA 24 Bluegreen Vacation Club Resorts

Shenandoah Crossing TM | Gordonsville, VA 25 Bluegreen Vacation Club Resorts

Solara Surfside | Miami, FL 26 Bluegreen Vacation Club Resorts

Seaglass Towers | Myrtle Beach, SC 27 Bluegreen Vacation Club Resorts

28 Sales & Marketing Organization Substantial, Experienced Sales & Marketing Platform System-wide sales rose 9.5% to $605 million in 2016 vs. $553 million in 2015 Senior sales & marketing team averages 8 years of experience at Bluegreen 12 year average of Bluegreen experience for VP & above 23 sales offices ~ 2,208 sales & marketing professionals (1) Vacation package (2) infrastructure that includes an additional 1,366 marketing professionals (1) and two owned telemarketing centers Substantial Tour Flow Tours generated rose 16% to approx. 275,000 in 2016 vs. approximately 240,000 tours generated in 2015 ~16.5% conversion rate (3) Balanced sales between new customers and existing owners Diverse New Customer Acquisition Platform Proprietary marketing partnerships with leading, multi-unit national brands Vacation packages sold rose approx. 23% to 304,000 in 2016 vs. approx. 248,300 vacation packages sold in 2015 Owners In-House Tours As of 12/31/2016 Discounted vacations sold by Bluegreen (typically 2-7 nights) which are used to drive tour flow. Conversion rate calculated as VOI sales transactions divided by tours. Vacation Packages & Leads Tours Sales Bluegreen Corporation

Revenue, Adjusted EBITDA and Free Cash Flow ($ in millions) Bluegreen Corporation 29 8.6% CAGR 10.5% CAGR Total Revenues Total Adjusted EBITDA (1) Free Cash Flow (1) (2) (3) (3) See appendix for a reconciliation of adjusted EBITDA and free cash flow. Free cash flow calculated as cash flow from operations less capital expenditures. Bluegreen Corporation’s EBITDA and Free Cash Flow includes the impact of one time bonuses to Bluegreen’s executives in June 2016 ($10 million), long-term incentive compensation to management ($4 million), Hurricane Matthew, and the Tennessee Wildfires (combined impact of approximately $2 million).

Bluegreen Corporation Results of Operations System Wide VOI Sales, Net(1) Income Before Taxes 30 Excludes impact of estimated uncollectible VOI notes receivable. Includes sales made on behalf of fee-based service clients. Includes impact of $10 million one time special bonus paid to Bluegreen executives in June 2016, long-term incentive compensation to management ($4 million), Hurricane Matthew, and the Tennessee Wildfires (combined impact to Income Before Taxes of approximately $2 million). (2)

We provide various vacation ownership services and product offerings for third-party property owners/developers, lenders and investors. Services are based on Bluegreen’s core competencies in: Sales & Marketing Property Management Risk Management Title & Escrow Design & Development Mortgage Servicing Two types of Sales & Marketing Arrangements: FBS – Commission – sales of vacation ownership resort inventory under commission-based arrangements with third party developers, with the developers holding the inventory on their balance sheet until Bluegreen sells it on the developers’ behalf. FBS-JIT – sales of vacation ownership resort inventory which was acquired on a “just-in-time” basis from third party developers Since 2009, Bluegreen has performed Fee-Based Services for 17 client resorts (~1,450 units) The Breakers Resort Dennis Port, MA (1) Bluegreen’s sales of VOIs under its capital-light business strategy include sales of VOIs under fee-based sales and marketing arrangements, just-in-time inventory acquisition arrangements, and secondary market arrangements. Under “just-in-time” arrangements, Bluegreen enters into agreements with third party developers that allow Bluegreen to buy VOI inventory from time to time in close proximity to the timing of when Bluegreen intends to sell such VOIs. Bluegreen also acquires VOI inventory from resorts' property owner associations ("POAs") and other third parties close to the time Bluegreen intends to sell such VOIs. Such VOIs are typically obtained by the POAs through foreclosure in connection with maintenance fee defaults, and are generally acquired by Bluegreen at a significant discount. Bluegreen refers to sales of inventory acquired through these arrangements as "Secondary Market Sales". “Capital Light Business Strategy”(1) Fee-Based Services (“FBS”) 31 Bluegreen Corporation

Bluegreen Corporation Fee-Based Services-Sales & Marketing ($ in millions) 32

33 Bluegreen Corporation Previous Receivables Purchase Facilities & Term Securitizations There has never been a principal or interest payment delinquency or default under any of these facilities. Purchase Facility/Term Securitization Note Amount 1998 GE Purchase Facility $100.0 MM 2000 GE Purchase Facility $90.0 MM 2001-A ING Purchase Facility $125.0 MM 2002-A Term Securitization $170.2 MM 2004-A GE Purchase Facility $38.6 MM 2004-B Term Securitization $156.6 MM 2004-C BB&T Purchase Facility $140.0 MM 2005-A Term Securitization $203.8 MM 2006-A GE Purchase Facility $125.0 MM 2006-B Term Securitization $139.2 MM 2007-A Term Securitization $177.0 MM 2008-A Term Securitization $60.0 MM BXG Legacy 2010 Securitization $27.0 MM 2010-A Term Securitization $107.6 MM Quorum Federal Credit Union Purchase Facility $50.0 MM 2012-A Term Securitization $100.0 MM 2013-A Term Securitization $110.6 MM BB&T/DZ Bank Purchase Facility $80.0 MM 2015-A Term Securitization $117.8 MM 2016-A Term Securitization $130.5 MM Total $2.2 Billion

34 Bluegreen Corporation Customer

Bluegreen Corporation Customer Profile Weighted Average = $75,731 Weighted Average = 48 35

36 Timeshare Industry Growth Vacation Ownership Industry Sales Sources: Ragatz Associates, American Economics Group and AIF. 2016 State of the Vacation Timeshare Industry 2016 Edition. Industry $ Billions Wyndham Vacation Ownership Vistana Signature Experiences Holiday Inn Club Vacations Marriott Vacations Worldwide Disney Vacation Club Hilton Grand Vacations Hyatt Residence Club

Conversion Rates New Customer: 12.6% Owner: 20.0% 37 Bluegreen Corporation Experienced Direct Marketer Approximately 53,000 Sales Tours As of YTD 3/31/17 Approximately 8,200 Sales As of YTD 3/31/17 15.4% Conversion Conversion Rates New Customer: 12.6% Owner: 20.0% Key Alliance Marketing Arrangements 2012 2013 2014 2015 2016 2000 Strategically Planned Expansion of Existing Relationships

38 Bluegreen Corporation Key Marketing Partnerships Bass Pro shops is a leading multi-channel outdoor retailer generating over $4 billion in annual sales through Bass Pro’s stores and direct channels, including catalog and online presence Bluegreen has had exclusive marketing rights since 2000 (through 2025 with automatic 1 year renewals thereafter) with extensive access to Bass Pro’s customers, including retail stores, catalog and its customer database Bluegreen-staffed “store-in-store” kiosks within 68 Bass Pro retail locations, selling vacation packages and/or generating leads for future sales under the “Outdoor Traveler” banner Choice Hotels is a global operator and franchisor of hotels with over 6,400 locations worldwide Bluegreen has had an exclusive partnership since 2013 (through 2017 with automatic 3-year renewals thereafter) Choice Hotels are part of Bluegreen’s extended network (Traveler Plus program), with select Bluegreen resorts “soft-branded” into Choice’s Ascend Hotel Collection® Choice Privileges® program members have the opportunity to stay at Bluegreen resorts Transferred callers from Choice’s reservation system provide a high volume of new customer prospects Major U.S. mall and outlet mall operators with over 250 combined locations Bluegreen kiosks in 27 outlet malls, strategically located near major vacation destinations Access to middle-market customers in popular shopping destinations with strong foot traffic Outlets selected by Bluegreen to target desired core demographics

39 Net Owner Growth 5.6% CAGR Bluegreen Corporation

Bluegreen Corporation

Comparable Companies Analysis

$ in millions except for Stock Price

	Stock Price	Market Value		EBITDA	EV / EBITDA
Analysis of Vacation Ownership Companies	3/6/17	Equity Value[1]	Enterprise Value[2]	2016A[3]	2016A
Marriott Vacations	$ 92.65	$ 2,511	$ 2,372	$ 261	9.1x
Hilton Grand Vacations	29.69	2,938	3,380	402	8.4x
Interval Leisure Group	18.44	2,296	2,275	302[6]	9.2x
Bluegreen Corporation		?[7]	?[5]	139[4]	?

(1) Equity value derived from closing stock price as of 3/6/17, and shares outstanding as of most recent company annual filing date.
(2) Enterprise value derived from equity value as of 3/6/17 plus net debt as of 2016 year end. Net debt was determined based upon respective company filings debt (excluding notes receivable-back debt), cash and non-controlling interest.
(3) EBITDA comprises Adjusted EBITDA as disclosed and defined in company filings.
(4) Bluegreen Corporation's EBITDA includes the impact of one time bonuses to Bluegreen's executives in June 2016 ($10 million), long-term incentive compensation to management ($4 million), Hurricane Matthew, and the Tennessee Wildfires (combined impact to EBITDA of approximately $2 million).
(5) Bluegreen's net debt as of 12/31/2016 was $67.3 million (excludes notes receivable-backed debt).
(6) Adjusted EBITDA for Interval Leisure Group includes results of Vistana beginning on May 12, 2016.
(7) In July 2016, in connection with the merger of BBX Capital and BFC Financial Corporation, a third party valuation firm performed an analysis of Bluegreen for BBX Capital which referenced a range of value of Bluegreen of $1.1 Billion to $1.2 Billion based on stated assumptions at that time (see page 54 of BFC Financial Corporation Form S-4 filed on 10-21-16).

40

BBX Capital’s Real Estate Division: Acquisition, ownership, management, development and joint ventures in real estate investments 41 BBX Capital Real Estate

BBX Capital Real Estate Investment in Real Estate Joint Ventures Include: Gardens at Millenia is located near the Mall at Millenia in a commercial center in Orlando, Florida. The plans include an approximate 300,000 sf retail shopping center with multiple big-box and in-line tenants as well as two outparcel retail pads to be developed by joint venture partners. BBX Capital sold an approximate 15 acre land parcel to Costco Wholesale Corporation. Costco built an approximate 152,000 sf store and gas station. We invested in a joint venture with Stiles Corporation to develop an approximate 141,100 sf retail center adjacent to Costco. Construction is completed and Hobby Lobby and Academy Sports as anchors have opened. Plans also included an additional approximate 23,200 sf of inline retail space and construction is completed. We entered into a joint venture with ContraVest to develop the Addison on Millenia, currently expected to consist of approximately 292 apartment homes on an approximate 12 acres. Construction has commenced. Gardens on Millenia 42

Gardens on Millenia Orlando, Florida 43 BBX Capital Real Estate

Approximately 50 acres Planned 394 single-family homes With CC Homes, a Codina-Carr Company 45 Bonterra – CC Homes Hialeah, Florida Approximately 14 acres under construction Planned 314 rental apartment units With Altman Development BBX Capital Real Estate

46 PGA Station, Palm Beach Gardens, Florida Planning stages- approvals are in place for proposed 122 room limited -service suite hotel, and approximately 190,000 sf of office buildings on vacant tracts of land. Adjacent to PGA Design Center BBX owns the land parcel and is seeking joint venture partners or third parties for the development phases. BBX Capital Real Estate

BBX Capital Real Estate

Real Estate Development & Investments [1]

(Current Portfolio)

- Gardens on Millenia Shops
- The Addison on Millenia
- Village at Victoria Park
- Altis at Bonterra
- Bonterra Homes
- PGA Station
- PGA Design Center
- Bayview and Sunrise
- Altis at Lakeline
- Centra Falls
- Centra Falls II
- Altis at Shingle Creek
- Villa San Michele
- Beacon Lake
- RoboVault
- CC Homes - Miramar

(1) See BBX Capital 10-K for descriptions

47

BBX Capital’s Middle Market Operations: Acquisitions, investments and management of middle market operating businesses 48 BBX Capital Middle Market Operations

BBX Capital Middle Market Operations 49

BBX Capital Middle Market Operations 50 2014 2015 2016 (in thousands) Net Sales $57,839 $56,461 $65,225 EBITDA ($891) ($1,106) $1,988

Bluegreen Corporation: Hospitality management and marketing, focused on the vacation ownership industry BBX Capital Real Estate: Real Estate Investment, Development and Management BBX Capital Middle Market Operations: Acquisitions, investments and management of middle market operating businesses BBX Capital Corporation Principal Operations and Investments 51

May 2017 OTCQX: BBXT

Appendix: May 2017 OTCQX: BBXT

EBITDA is defined as earnings, or income before taxes, before taking into account interest income (excluding interest earned on VOI notes receivable), interest expense (excluding interest expense incurred on financings related to Bluegreen’s receivable-backed notes payable), franchise taxes, and depreciation and amortization. For purposes of the EBITDA calculation, no adjustments were made for interest income earned on Bluegreen’s VOI notes receivable or the interest expense incurred on debt that is secured by such notes receivable because they are both considered to be part of the operations of Bluegreen’s business. The Company considers Bluegreen’s EBITDA to be an indicator of Bluegreen’s operating performance, and it is used to measure Bluegreen’s ability to service debt, fund capital expenditures and expand its business. EBITDA is also used by companies, lenders, investors and others because it excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provision for income taxes can vary considerably among companies. EBITDA also excludes depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. These differences can result in considerable variability in the relative costs of productive assets and the depreciation and amortization expense among companies 54 The following tables present Bluegreen’s EBITDA, defined below, for the twelve months ended December 31, 2016 and 2015, as well as a reconciliation of EBITDA to income before taxes (in thousands): For the Years Ended December 31, 2016 2015 Income before taxes from Bluegreen $ 124,948 124,320 Add/(Less): Interest income (other than interest earned on VOI notes receivable)   (8,167)   (5,653) Interest expense 30,853 35,698 Interest expense on Receivable-Backed Debt (18,348) (20,307) Franchise Taxes 186 130 Depreciation and Amortization 9,545 9,183 EBITDA $ 139,017 143,371

EBITDA is defined as earnings, or income before taxes, before taking into account interest income (excluding interest earned on VOI notes receivable), interest expense (excluding interest expense incurred on financings related to Bluegreen’s receivable-backed notes payable), franchise taxes, and depreciation and amortization. For purposes of the EBITDA calculation, no adjustments were made for interest income earned on Bluegreen’s VOI notes receivable or the interest expense incurred on debt that is secured by such notes receivable because they are both considered to be part of the operations of Bluegreen’s business. The Company considers Bluegreen’s EBITDA to be an indicator of Bluegreen’s operating performance, and it is used to measure Bluegreen’s ability to service debt, fund capital expenditures and expand its business. EBITDA is also used by companies, lenders, investors and others because it excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provision for income taxes can vary considerably among companies. EBITDA also excludes depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. These differences can result in considerable variability in the relative costs of productive assets and the depreciation and amortization expense among companies. 55 The following tables present Bluegreen’s EBITDA, defined below, for the three months ended March 31, 2017 and 2016, as well as a reconciliation of EBITDA to income before taxes (unaudited) (in thousands): For the Three Months Ended March 31, 2017 2016 Income before income taxes from Bluegreen $ 30,820 27,427 Add/(Less): Interest income (other than interest earned on VOI notes receivable)   (2,104)   (2,020) Interest expense 7,644 7,674 Interest expense on Receivable-Backed Debt (4,306) (5,080) Franchise Taxes 27 50 Depreciation and Amortization 2,359 2,351 EBITDA $ 34,440 30,402

BBX Capital Corporation Date Book Value ($) Book Value ($ Per Share) Book Value Per Share Increase Over Prior Year/Qtr % Stock Price Stock Price Increase Over Prior Year/Qtr % S&P 500 Index Increase Over Prior Year/Qtr % 6/30/2012 * $ 149,074 $ 1.93 N/A $ 0.64 N/A N/A 12/31/2012 $ 298,967 $ 3.87 101% $ 1.26 97% 5% 12/31/2013 $ 239,421 $ 3.05 -21% $ 2.89 129% 30% 12/31/2014 $ 252,906 $ 3.03 -1% $ 3.20 11% 11% 12/31/2015 $ 376,826 $ 4.46 47% $ 3.39 6% -1% 12/31/2016 $ 454,604 $ 4.64 4% $ 4.88 44% 10% 3/31/2017 $ 477,915 $4.88 5% $ 6.49 33% 6% Returns % (1) Compound annual gain % 22% 63% 12% (2) Overall gain % 153% 914% 73% Note: * BankAtlantic sale was closed on July 31, 2012. 56

Full Year Ended December 31, 2016 Compared to the Full Year Ended December 31, 2015:   Total consolidated revenues of $764.0 million vs. $740.2 million Net income to common shareholders of $28.4 million vs. $122.5 million Recognized a benefit for income taxes of $127.8 million due to the release of a portion of its valuation allowance in 2015 Diluted earnings per share of $0.32 vs. $1.40 “Free cash flow” (cash flow from operating activities less capital expenditures) was $78.8 million compared to a cash outflow of $16.6 million Selected Financial Data 57 BBX Capital Corporation

First Quarter ended March 31, 2017 Compared to First Quarter 2016 Total consolidated revenues of $171.8 million vs. $165.7 million Net income to common shareholders of $17.9 million vs. $5.5 million Diluted earnings per share of $0.17 vs. $0.06 Income before income taxes of $33.7 million vs. $12.5 million Net gains on cancellation of debt $6.9 million SEC litigation reimbursements from insurance carrier of $5.0 million Reversal in 2017 of previously paid SEC civil penalty of $4.6 million “Free cash flow” (cash flow from operating activities less capital expenditures) was a cash outflow of $5.2 million compared to a cash inflow of $15.0 million Selected Financial Data 58 BBX Capital Corporation

(1) Bluegreen’s sales of VOIs under its “capital-light” business strategy include sales of VOIs under fee-based sales and marketing arrangements, just-in-time inventory acquisition arrangements, and secondary market arrangements. Under “just-in-time” arrangements, Bluegreen enters into agreements with third party developers that allow Bluegreen to buy VOI inventory from time to time in close proximity to the timing of when Bluegreen intends to sell such VOIs. Bluegreen also acquires VOI inventory from resorts’ property owner associations (“POAs”) and other third parties close to the time Bluegreen intends to sell such VOIs. Such VOIs are typically obtained by the POAs through foreclosure in connection with maintenance fee defaults, and are generally acquired by Bluegreen at a significant discount. Bluegreen refers to sales of inventory acquired through these arrangements as “Secondary Market Sales.” (2) Equity trade allowances are amounts granted to customers upon trading in their existing VOIs in connection with the purchase of additional VOIs. (3) See the supplemental tables included in this presentation for a reconciliation of EBITDA to income before taxes. Full Year Ended December 31, 2016 Compared to Full Year 2016 System-wide sales of VOIs, net of equity trade allowances (2), were $605.4 million vs. $552.7 million. Included in system-wide sales are sales of VOIs made under Bluegreen's "capital-light" business strategy (1), of $499.4 million vs. $417.5 million, gross of equity trade allowances (2). System-wide sales were estimated to be adversely impacted by approximately $6 million from Hurricane Matthew and the Tennessee wildfires in 2016 Average sales price per transaction was $13,727 vs. $12,962 Sales volume per guest was $2,263 vs. $2,381 Tours increased 16.0% compared to the prior year Other fee-based services revenue was $103.4 million vs. $97.5 million Income before taxes was $124.9 million vs. $124.3 million. Excluding special bonuses totaling $10.0 million paid to certain employees, Bluegreen’s income before taxes would have been $134.9 million for the year ended December 31, 2016 EBITDA was $139.0 million vs. $143.4 million (3). Excluding the special bonuses discussed above, EBITDA would have been $149.0 million for the year ended December 31, 2016. Additionally, EBITDA was estimated to be adversely impacted by approximately $2 million by Hurricane Matthew and the Tennessee wildfires in 2016 “Free cash flow” (cash flow from operating activities less capital expenditures) was $102.9 million compared to $72.1 million during the same period in 2015 Selected Financial Data 59 Bluegreen Corporation

(1) Bluegreen’s sales of VOIs under its “capital-light” business strategy include sales of VOIs under fee-based sales and marketing arrangements, just-in-time inventory acquisition arrangements, and secondary market arrangements. Under “just-in-time” arrangements, Bluegreen enters into agreements with third party developers that allow Bluegreen to buy VOI inventory from time to time in close proximity to the timing of when Bluegreen intends to sell such VOIs. Bluegreen also acquires VOI inventory from resorts’ property owner associations (“POAs”) and other third parties close to the time Bluegreen intends to sell such VOIs. Such VOIs are typically obtained by the POAs through foreclosure in connection with maintenance fee defaults, and are generally acquired by Bluegreen at a significant discount. Bluegreen refers to sales of inventory acquired through these arrangements as “Secondary Market Sales.” (2) Equity trade allowances are amounts granted to customers upon trading in their existing VOIs in connection with the purchase of additional VOIs. (3) See the supplemental tables included in this presentation for a reconciliation of EBITDA to income before taxes. 60 First Quarter ended March 31, 2017 Compared to First Quarter 2016 System-wide sales of VOIs, net of equity trade allowances (2), were $130.0 million vs. $126.9 million. Included in system-wide sales are sales of VOIs made under Bluegreen's "capital-light" business strategy (1), which were $110.4 million vs. $98.6 million, gross of equity trade allowances (2): Average sales price per transaction was $15,940 vs. $13,227 Sales volume per guest was $2,452 vs. $2,306 Other fee-based services revenue was $26.1 million vs. $25.6 million Income before taxes was $30.8 million vs. $27.4 million. EBITDA was $34.4 million vs. $30.4 million (3) “Free cash flow” (cash flow from operating activities less capital expenditures) was $0.1 million compared to $31.3 million during the same period in 2016 Selected Financial Data Bluegreen Corporation

Club Lodges at Trillium | Cashiers, NC 61 Bluegreen Vacation Club Resorts

Bluegreen Club La Pension™ | New Orleans, LA 62 Bluegreen Vacation Club Resorts

Cibola Vista Resort and Spa | Peoria, AZ 63 Bluegreen Vacation Club Resorts

The Lodge Alley Inn™ | Charleston, SC 64 Bluegreen Vacation Club Resorts

OTCQX: BBXT